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                                                                   EXHIBIT 10.34

                        OBJECT DESIGN LICENSING AGREEMENT


         This Object Design Licensing Agreement ("Agreement") is entered into and effective on March 19, 1996 (the "Effective Date") by and between Virage, Inc. ("Virage"), with its principal office at 177 Bovet, Suite 520, San Mateo, California 94402 and Object Design, Inc. ("Customer"), with its principal office at 25 Mall Road, Burlington, 01803.


                                    RECITALS

         A. Virage is engaged in the business of designing and developing visual information retrieval software and related documentation.

         B. The Virage visual information retrieval software consists of a software engine containing two principal functions: (i) an analyzing capability which indexes an image using feature vectors, and (ii) a feature comparison capability which searches specified indices and.identifies matching images, together known as the VIR Image Engine.

         C. The Virage image read/write software consists of a software library which reads and writes popular image formats, known as the Virage Image Read/Write.

         D. The Virage image browser and image management program consists of software which browses and manages images, known as the Virage PinPoint Image Browser.

         E. The Virage web based image browsing program consists of software which browses images over the internet, known as the Virage Web Demo.

         F. Customer desires to obtain a license from Virage to market and distribute the Virage Software, consisting of the Virage Image Engine and the Virage Image Read/Write and to use the PinPoint Image Browser and the Web Demo for promotional purposes, in accordance with the terms of this Agreement.


                                    AGREEMENT
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         NOW THEREFORE, for and in consideration of the mutual agreements and covenants hereafter set forth, the parties hereto agree as follows:

1. DEFINITIONS. The following terms shall have the following meaning:



         1.1 Customer Licensee shall mean an original equipment manufacturer, a software vendor or dealer, value-added reseller, or wholly-owned subsidiary of Customer.

         1.2 Customer Software shall mean Customer's computer software programs in machine readable object code listed in the applicable Development and Fee Schedule, plus instructional and operational manuals, whether in printed or machine-readable form, owned or distributed by Customer, including Maintenance Releases. ff the applicable Development and Fee Schedule fails to identify a specific Customer Software (or states "Not Applicable"), then the Customer Software shall mean a software program consisting of a "wrapper" which allows the Virage Software to integrate and interface seemlessly with the Database Product and the Database Product itself. New Versions of Customer Software shall be included in the definition of "Customer Software" only if added by an applicable Development and Fee Schedule.

         1.3 Database Product shall mean a software program proprietary to Customer marketed as of the date of tills Agreement under the name "ObjectStore", together with Maintenance Releases and New Versions thereof, as released from time to time during the term hereof.

         1.4 Documentation shall mean the user documentation (but not End User documentation) specified in writing as such by Virage and delivered to Customer from time to time during the term hereof.

         1.5 End User shall mean any third party individual, business or governmental customer of Customer or a Customer Licensee which acquires one or more copies of the Licensed

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Product for personal or internal business use, and not for transfer to others.

         1.6 Licensed Product shall mean a final product composed of the Customer Software and the Virage Software, integrated into a single product.

         1.7 Maintenance Release means a version of a software program (whether Customer Software, Virage Software or Licensed Product) which fixes a bug in the software and which does not fall within the definition of "New Version".

         1.8 New Version means a new version of a software program (whether Customer Software, Virage Software or Licensed Product) ' that contains major feature additions or enhancements, including new ports or supported languages, or other significant new or changed features. '

         1.9 Platforms shall mean the Solaris, SGI, HP/UX and Windows NT platforms, unless the context otherwise requires.

         1.10 Software Specifications shall mean the software specifications more particularly described in Section H of the applicable Exhibit A ("Development and Fee Schedule").

         1.11 Virage Demo Software shall mean the Virage Software more particularly defined in Section 1.12 ("Virage Software"), subparagraphs (iii) and (iv).

         1.12 Virage Software shall mean (i) the Virage visual information retrieval software described in Recital B, known as the Virage Image Engine;
(ii) the image format read/write capability described in Recital C, known as Image Read/Write; and (iii) the Virage image browser and image management program described in Recital D, known as the Virage PinPoint Image Browser, and
(iv) the Virage web based image browsing program described in Recital E, known as the Virage Web Demo, developed by Virage under Section 2.2 ("Initial Development") below, and as adapted and delivered to Customer pursuant to the development of



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the Virage Software for the purpose of permitting the Virage Software to interface and execute with the Customer Software.

2.       SOFTWARE DEVELOPMENT AND DELIVERY

         2.1 Development. Periodically throughout the term of this Agreement, Virage and Customer shall execute one or more addenda to this Agreement in accordance with the form provided on Exhibit A (the "Development and Fee Schedule"). Each Development and Fee Schedule shall be consecutively numbered and contain the development schedules containing the Virage Software deliverables, specifications, development schedule and fee payment terms applicable thereto. Upon mutual execution by the parties, the each Development and Fee Schedule(s) shall be deemed incorporated by reference into this Agreement without further action by the parties. Unless expressly agreed to the contrary in writing, the terms of each Development and Fee Schedule shall supersede contradictory terms in this Agreement with respect to the software identified in the applicable schedule.

         2.2 Initial Development. Attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 are the Development and Fee Schedules describing the deliverables, specifications, development schedule and fee payment terms applicable to the custom enhancements to the Virage Image Engine, the custom enhancements to the Image Read/Write, the Virage PinPoint Image Browser, and the new Virage Web Demo respectively. Each such exhibit is hereby incorporated by reference into this Agreement, and shall constitute the Virage Software deliverables. The development work described on each such exhibit shall be development work designed to permit the applicable Virage Software to operate on the Platforms (except that the Platforms, for the purpose of PinPoint Image Browser, shall not include H:P/UX). By way of clarification, development work required to perform the following shall constitute further development work to be agreed upon between the parties and evidenced by a new Exhibit A as described in Section 2.1 ("Development"): (i) port the Virage Software (or any components thereof) to any other platform (other than the Platforms); and (ii) modifying the Virage Software to interface with or achieve compatibility with



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New Versions of the Customer Software or with other software products of
Customer.

         2.3 Delivery. Virage shall use commercially reasonable efforts to deliver each Virage Software deliverable in accordance with the target delivery schedule set forth on the applicable Development and Fee Schedule. Customer acknowledges, however, that because Virage's ability to meet the foregoing delivery schedule may be dependent, at least in part, on Customer's obligations to deliver adequate and detailed deliverables specifications and Customer Software, provide technical support and/or complete Customer's timely evaluation of all deliverables, Virage shall not be in breach of this Agreement, as a result of any delay in delivering any Virage Software deliverable, subject to Customer's remedy more particularly described in Section 3.3.

         2.4 Freedom of Independent Development. Nothing in this Agreement shall be construed as prohibiting or restricting Customer from independently developing or acquiring and marketing materials or programs that are competitive with the Virage Software, provided that such development or acquisition is accomplished without violating the confidentiality and other provisions of this Agreement.

3.       ACCEPTANCE.

         3.1 Evaluation. Customer shall have twenty (20) days after Virage delivers any Virage Software deliverable to evaluate such deliverable in accordance with the mutually-agreed upon specifications and acceptance criteria contained in the applicable Development and Fee Schedule and to provide Virage with either a written acceptance or statement of deficiencies. The failure by Customer to so notify Virage within said twenty (20) day period shall be deemed acceptance.

         3.2 Rejection and Correction In the event that Customer rejects any Virage Software deliverable in accordance with Section 3.1, Virage shall, within twenty (20) days after receipt of Customer's statement of deficiencies, initiate the correction of such deficiencies. Virage will use reasonable commercial



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efforts to complete such corrections. Upon conclusion of the correction process,
Virage shall redeliver to Customer a corrected version of the Virage Software deliverable whereupon Customer shall have an additional ten (10) days after redelivery by Virage to evaluate the deliverable and to notify Virage of its acceptance or rejection. The failure by Customer to so notify Virage within said ten (10) day period shall be deemed acceptance. After the first correction cycle, all time periods referenced in this Section and pertaining to any further correction cycle shall default to ten (10) days for both parties.

         3.3 Remedy. In the event that a) Virage shall fail to deliver any Virage Software deliverable described in the applicable Development and Fee Schedule by a date which is sixty (60) days after the target delivery date, or
b) more than three (3) error correction cycles as described in Section 3.2 above are required to correct deficiencies in a Virage Software deliverable, or c) Virage notifies Customer that it is unable to correct the deficiencies in a Virage Software deliverable, Customer shall have the option to either continue the error correction cycle or terminate this Agreement. In the event that Customer elects to terminate this Agreement under this Section 3.3, Customer shall receive a refund equal to the lesser of (i) [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission] per failed product (on any Platform) or (ii) the then-remaining prepaid royalty which has not been applied against royalties due and payable under Section 7.2 ("Advance against Royalties"). Customer shall not be entitled to any refund under this Section 3.3 if the failure to deliver or if the identified deficiencies are caused by Customer or other software or hardware not provided by Virage.

4. DEVELOPMENT PAYMENT. In consideration of Virage's development work pursuant to Section 2.1 of this Agreement, Customer agrees to pay Virage the development fee payment(s) set forth in the applicable Development and Fee Schedule therefor in accordance with the payment schedule described therein.

5. CUSTOMER SOFTWARE; DEVELOPMENT LICENSE. In support of Virage's development efforts for Customer, Customer shall provide to Virage, at no charge, the Customer Software (defined



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in Section 6 below), equipment, materials and documentation (if any) listed on the applicable Development and Fee Schedule within ten (10) days after the mutual execution of the applicable Development and Fee Schedule. Customer hereby grants to Virage a limited, non-exclusive, nontransferable license to use Customer Software, at no cost to Virage, solely for the purpose of performing its obligations under the terms of this Agreement and the applicable Development and Fee Schedule. By virtue of this Agreement, Virage acquires only the right to use the Customer Software, as provided herein, and does not acquire any other rights or ownership. All rights, title, copyright, patent and other proprietary rights and interest in the Customer Software including the copies of the Customer Software delivered to Virage by Customer shall at all times remain the property of Customer.

6.       VIRAGE SOFTWARE LICENSE

         6.1 Object Code License Grant. Subject to Section 6.3, Virage hereby grants to Customer a non-exclusive, nontransferable, royalty-bearing, worldwide license, in object code form, to:

              a. (i) use and reproduce (but not distribute) the Virage Demo Software and related documentation for internal promotional, marketing and sales purposes; (ii) use, reproduce and distribute the Virage Demo Software to End Users, but only under an evaluation license, so long as any such evaluation period is sixty (60) days or less and Customer receives no payment therefor, and a written trial agreement has been signed by the applicable End User; and (iii) use, reproduce and distribute a version of the Virage Demo Software for promotional, marketing and sales purposes but only after such Virage Demo Software shall have been disabled such that it cannot read images into the database, cannot save images to the database, and cannot write images in the database, but can only "continue" as a demo program.

              b. (i) use the Virage Image Engine and the Image Read/Write (but not the Virage Demo Software) and related documentation for integration as a part of a Licensed Product



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for execution on the Platforms, (ii) reproduce or have reproduced the Virage
Software, as so integrated in subparagraph (i), and (iii) distribute the Virage Software, as so integrated in subparagraph (i), as a component of the Licensed Product, directly and indirectly to End Users, and sublicense to End Users through Customer's usual distribution channels including demonstration and trial;

              c. use and reproduce the Virage Software and related documentation for internal business purposes consisting of development, promotional, marketing and sale purposes;

              d. further sublicense such use, reproduction and distribution rights as described in paragraphs (a), (b) and (c) above to Customer Licensees; provided that any sublicense to Customer Licensees does not permit the distribution of the Virage Software as a stand alone product to third parties; and

              e. Use and reproduce the Virage Software and related documentation for the purpose of providing maintenance and support to Customer Licensees and End Users and further sublicense such use and reproduction rights to such Customer Licensees who are wholly owned subsidiaries of Customer.

         6.2 Source Code License Grant. Virage hereby grants to Customer a nonexclusive, non-transferable, limited license to the human-readable source code for the Virage Web Demo (but not to the Virage Image Engine or the Image Read/Write or the PinPoint Image Browser) consisting of HTML and CGI BinScript for the sole purpose of development, promotion, marketing, maintenance and support of the Licensed Product. Customer is expressly prohibited from sublicensing any rights granted herein to the source code.

         6.3 License Restrictions. The license granted in Section 6.1 above is subject to the following limitations:

              a. Customer and Customer's Licensees may distribute the Licensed Product only to End Users who have entered into a current license to the Database Product. Such distribution of



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the Licensed Product by Customer shall be limited to the following forms: (i)
distributed concurrently and as a bundle with the Database Product; or (ii) distributed to End Users who have previously licensed and currently operate the Database Product.

              b. End Users must each enter into an End User Agreement on substantially the same terms and conditions set forth on Exhibit B ("Minimum Terms of End User Agreements"). Not withstanding the foregoing, Customer and sublicensees may sublicense the Virage Software integrated as a component of the Licensed Product to End Users under a shrink-wrap form of agreement which substantially meets the minimum terms and conditions set forth on Exhibit B ("Minimum Terms of End User Agreements").

              c. Customer agrees that any sublicense to a Customer Licensee hereunder shall be subject to and be substantially consistent with the terms and conditions of this Agreement, and shall have no capacity to expand the rights granted herein or reduce the obligations required hereby without Virage's written approval. Without limiting the foregoing, Customer shall include in each sublicense to a Customer Licensee (i) an obligation for the Customer Licensee to ensure that each copy of the Licensed Product distributed by such Customer Licensee will be distributed to End Users under minimum terms and conditions substantially equivalent to those set forth in Exhibit B ("Minimum Terms of End User Agreements"), and (ii) obligations which protect the confidentiality of, and Virage's proprietary rights in, the Virage Software, related documentation and Confidential Information, to the same extent as provided in this Agreement, and in any event which protects Virage Software and Confidential Information to the same extent as the protection of Customer Software and Confidential Information.

7.       FEES AND PAYMENT TERMS.

         7.1 Initial Fee. Customer shall pay Virage an up-front fee of [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission], payable upon execution of this Agreement. Such fee shall not be recoupable



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against royalties or refundable in any way, and is fully earned upon payment.

         7.2 Advance Against Royalties. Customer shall pay an advance against royalties of [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission], payable promptly upon the occurrence of the event(s) and at the time(s) more particularly described in Exhibits A-1, A-2 A-3 and A-4. Such payment shall be an advance against royalties, creditable only against royalties for the particular Licensed Product in which Virage Software is included. Such advance against royalty is not refundable, except under circumstances described in
Section 3.3.

         7.3 Royalties. Customer shall pay to Virage royalties equal to the greater of:

              a. [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission] of all Net License Fees received by Customer from licensing the Licensed Product to End Users; or

              b. The minimum per concurrent user royalty set forth in paragraph 2 of Exhibit C for each copy of the Licensed Product licensed to End Users.

         7.4 Calculation of Net License Fees; Royalty Payable on Certain Licensed Products. As used in this Section 7, "Net License Fees" means the monetary amount of all consideration received by Customer for licensing the Virage Software as a component of the Licensed Product. In the event that the Virage Software integrated into Licensed Products is not priced separately from the Customer Software and/or other software, hardware, documentation, installation or services, then the royalty payable on such Licensed Product shall be the royalty rate set forth in Section 7.3 above based on a pro rata portion of Net License Fees of attributable to all software, hardware, documentation, installation or services involved in such sale or license, in accordance with the following formula:

                                    X = A
                                       ---
                                        B, where



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                                    X the pro rata portion of Net License Fees
                           attributable to Virage Software licensed herein (expressed as a percentage), and

                                    A = the manufacturer's list price of the
                           Virage Software component in the Licensed Product, and

                                    B = A plus the manufacturer's list price of
                           all other components in the Licensed Product using other licensed rights or proprietary technology.

The suggested manufacturer's list price of an components are set in the discretion of the respective manufacturer/developer.

         7.5 Royalties on Additional and Other Products. Customer agrees to pay Virage the royalties and fees on other products described in the applicable Development and Fee Schedule in accordance with the payment terms described therein

         7.6 Pricing. Customer shall price the Licensed Product, in its sole discretion. Customer agrees that, for any given sale or licensing of Licensed Product, it will not discount Virage Software to a greater extent than it discounts Customer Software, using as a basis for calculating such discount the manufacturer list prices in effect as of the effective date of this Agreement, as set forth in paragraph 1 of Exhibit C. Without limiting the foregoing, this limitation on pricing for the Licensed Product shall include a limitation on setting maintenance fees for the Licensed Product, or Components thereof.

         7.7 Demo and Complimentary Copies. No royalty shall be paid or owed with respect to copies of the Virage Software integrated as a component of a Licensed Product which is distributed as "free of charge" or "complimentary" product to promote or stimulate sales, so long as (i) Customer receives no payment therefor and (ii) except with respect to Virage Demo Software licensed under Section 6.1(a)(iii), any such evaluation period is sixty (60) days or less, Customer receives no payment therefor, and a written trial agreement has been signed by the



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applicable End User. In addition to the foregoing royalty exemption, no royalty shall be paid or owed by Customer with respect to copies of the Virage Software integrated as a component of the Licensed Product (i) for use in internal training educational activities of Customer or Customer Licensee personnel; (ii) delivered to a sublicensee as an update to a prior release of a Licensed Product for which Customer has paid a sublicense fee to Virage and; (iii) delivered for back-up or archival purposes to a sublicensee; provided that in subparagraphs
(i), (ii) and (iii) the sublicensee is charged no more than a nominal amount in excess of the cost of the media, packaging, shipping and handling for such copy and Customer has paid the applicable fees for all other copies of the Licensed Product delivered to such sublicensee.

         7.8 Payment Terms. Royalties shall be paid on a calendar quarter basis, payable on or before the expiration of sixty (60) days after the end of each calendar quarter on account of Net License Fees received by Customer in the immediately preceding calendar quarter, and shall be accompanied by the report more particularly described in Section 7.9 below.

         7.9 Reports and Records. Customer agrees to provide a quarterly report of its licensing and maintenance support activities pertaining to Licensed Products at the same time as Customer is obligated to deliver its quarterly royalty payments. Customer shall maintain complete and accurate records that substantiate such reports which indicate, by quarter: the number and price of all Licensed Product licenses sold, including the number of End Users per license and the total amount of each sale per customer itemized by product and maintenance revenues.

         7.10 Audit Rights. Virage shall have the right, during the term of this Agreement and for one year thereafter, with advance notice and during regular business hours, to conduct an audit by an independent, third party auditor selected by Virage and reasonably approved by Customer. Such audit shall be of the records of Customer with respect to licenses of, and support fees for, the Licensed Products and the royalties due therefrom, for the purpose of verifying the royalties reported and paid to



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Virage- Such audits shall not be conducted more often than once in any 12 month period and shall be conducted in such a way as to minimize interference with Customer's normal business operations. ff any such audit should disclose underreporting, Customer shall promptly pay Virage the amount of underpayment, together with interest thereon accrued daily at a rate of one-and-one-half percent (11/2%) per month or the highest rate allowed by law, whichever is higher, from the date on which such amount became due Virage from Customer. If the underpayment amount is more than five percent (5%) of the amount due for the relevant period, Customer shall pay Virage's costs and expenses for such audit. Customer agrees to maintain during the term of this Agreement and for at least one year after any termination or expiration of this Agreement, sufficient records to enable Virage to verify the royalty payments due hereunder. Virage shall use such information only to verify and enforce Customer's compliance with the terms of this Agreement and shall treat all such information as strictly confidential.

         7.11  Reverse Engineering.

              a. Except as specifically permitted by this Agreement, neither party shall directly or indirectly (i) reverse engineer, disassemble or decompile, or attempt to derive the source code for the other party's software (whether Virage Software or Customer Software); (ii) encumber, time-share, rent or lease the rights granted by this Agreement; or (iii) copy, adapt, create derivative works of, translate, localize, port or otherwise modify any of the other party's software or permit anyone to engage in similar conduct.

              b. Notwithstanding the foregoing, in the event that Customer is requested by a Customer Licensee or an End User licensing the Licensed Product in the European Union for information necessary to achieve interoperability of an independently created computer program with the Licensed Product (the "Interoperability Information"), then Virage agrees to provide Customer with such information as shall be necessary to permit Customer to comply with the provisions of the Copyright, Designs and Patents Act of 1988. Provided that Customer complies



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with the conditions set forth in Section 50B(3) of such Act, Virage shall provide Customer with the required Interoperability Information not more than thirty (30) days after Customer shall have provided Virage with written notice specifying in reasonable detail the Interoperability Information required. In the event that Virage fails to provide the required Interoperability Information within such 30-day period, and Customer has otherwise complied with the provisions of such Act, then Customer shall be entitled to reverse engineer the Virage Software solely to obtain such Interoperability Information and to use the Interoperability Information to the extent necessary for the purpose of achieving interoperability of an independently created computer program with the Licensed Product.

         7.12 Export. Customer shall comply with all Export Laws and shall not export or re-export directly or indirectly (including via remote access) any portion of Virage Software to any country for which a valid license is required under the Export Laws without first obtaining such a license. As used herein, "Export Laws" mean all laws, administrative regulations, and executive orders of any applicable jurisdiction relating to the control of imports and exports of commodities and technical data.

8.       ENGINEERING AND TRAINING COOPERATION

         8.1 Engineering Resources. Customer agrees to cooperate with Virage by making Customer's engineering and other technical resources with regard to Customer Software reasonably available to Virage, at no charge, during the course of performance by Virage of its development and support obligations hereunder.

         8.2 Training. Customer agrees to cooperate with Virage by developing a training program, under which each party will train the others technical and sales force in matters mutually agreed upon between the parties. On or before the expiration of thirty (30) days from execution of this Agreement, the parties shall meet. and agree upon appropriate training programs, and shall evidence such agreement by a writing, initialed by both parties.

9.       MARKETING.

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         9.1   General. Throughout the duration of this Agreement, Customer shall use commercially reasonable efforts to market and promote the sale of Licensed Product licenses at commercially reasonable sales volumes. Customer further agrees that its marketing and advertising efforts will preserve the professional image and reputation of Virage, Virage Software and Licensed Products. Virage agrees to provide support to Customer's marketing efforts by making Virage's marketing and technical resources with regard to Virage Software reasonably available to Customer in the course of Customer's marketing and distribution of Licensed Products.

         9.2 Use of Trademarks and Notices.- During the term of this Agreement, Customer shall incorporate, on all copies of Licensed Products distributed by Customer, the trademarks and notices designated by Virage in the manner set forth on Exhibit D ("Virage Trademarks and Notices"). Customer shall provide Virage, on at least an annual basis, with samples of all literature, packages, labels and labeling prepared by Customer which use the Virage Software name or incorporate any of the foregoing Virage trademarks or notices. Customer agrees not to use any other trademark or service mark which is confusingly similar to any Virage trademarks or to combine any marks or to place any mark in such dose proximity to Virage marks so as to effectively create a unitary composite mark without the prior written approval of Virage, Customer acknowledges Virage's ownership rights in all Virage trademarks associated with Virage Software and/or Licensed Products and agrees that it will do nothing inconsistent with such ownership rights. All use of Virage trademarks will inure to the benefit of Virage.

         9.3 Product Identification. Customer will identify Virage Software in each Licensed Product in which the Virage Software is integrated, using the branding "Virage Inside" or similar language mutually agreed to between Customer and Virage, and shall place such product identification in all appropriate places including without limitation user documentation, splash screens, packaging and presentations where the Virage Software is relevant. Virage shall provide Customer with camera-ready artwork or artwork in electronic form.

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         9.4   Joint Marketing Efforts. In addition to the foregoing general statement of joint marketing, Customer and Virage mutually agree to jointly promote the Licensed Products and the integration of the Virage Software into Licensed Products, including without limitation joint press releases, public relations highlighting key contract signs, links to and from both parties' web sites and other related marketing approaches.

         9.5 No Obliteration of Copyright and Other Notices. Each party shall respect and not remove, obliterate, or cancel from view any copyright, trademark or confidentiality notice or legend appearing on the other party's software, its media, its documentation, or output generated by such software, or any portion thereof. Each party shall ensure that all such-notices are reproduced on all copies of the other's software, including Licensed Products.

10.      MAINTENANCE AND SUPPORT

         10.1 Maintenance Fee. So long as Customer has elected to obtain maintenance under tills Section 10 ("Maintenance and Support"), Customer agrees to pay Virage a maintenance fee for support and maintenance, as follows:

              a. for the maintenance and support of the Licensed Product described herein, an amount equal to [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission] of a pro rata portion of the preceding calendar quarter's maintenance fees charged-by Customer for maintenance of the Licensed Product, per quarter, payable sixty (60) days after the end of the calendar quarter, based on maintenance fees charged in the then-ended calendar quarter of each year during the term hereof. As used in this Section 10.1, "pro rata portion" shall be calculated in the same manner as the calculation of pro rata portion of Net License Fees described in Section 7.4, where

                           A = the separate list price designated by Customer
for maintenance of the Virage Software component of the Licensed
Product;

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                           or, if no separate list price for maintenance of
the Virage Software component, then A = the manufacturer's list price of the Virage Software component in the Licensed Product, and

                           B = A plus the separate list price or the
manufacturer's list price (as the case may be, where the numerator and the denominator are based on the same information) of the Customer Software.

              b. for the maintenance and support for future products or upgrades, an amount equal to the maintenance feels) described in the applicable Development and Payment Schedule therefor in accordance with the payment schedule and terms described therein.

         10.2 First Line Support. Customer shall be responsible for providing first line technical support and maintenance to Customer Licensees and End Users. Customer first line technical support and maintenance shall include the manufacture and distribution of all Maintenance Releases for the Licensed Products, as well as responding to requests for technical assistance from End Users and Customer Licensees.

         10.3 Second Line Support. Customer may, and so long as there is then one Customer Licensee or End User who desires to obtain maintenance and support of the Licensed Product, Customer shall, elect to obtain maintenance and support from Virage under this Section 10. Virage shall use reasonable commercial efforts to provide to Customer the maintenance and support services specified in Exhibit E ("Maintenance Support Procedures and Services"). Subject to the provisions of Section 2.2 ("Initial Development"), Virage shall use reasonable commercial efforts to provide support services for each version of the Licensed Product (i) which incorporates the then-current Maintenance Release or New Version of the Virage Software; and (ii) which incorporates any Maintenance Release or New Version of Virage Software released by Virage in the immediately preceding twelve (12) months. Virage's support obligations more particularly described above shall be to Customer directly through Customer's engineering department of which Customer will designate two contact persons.

         10.4 Maintenance Releases of Virage Software. During the term of this Agreement, Virage shall provide Customer, at no additional charge, all Maintenance Releases made for the Virage Software as they become generally available, in object code form. Virage shall also provide Customer with a copy of any revised Documentation which is made available from time to time in connection with such Maintenance Releases.

         10.5 New Versions of Virage Software. During the term of the Agreement, Customer may license New Versions of Virage Software as they become generally available, subject to mutual agreement between the parties on license fees, royalties, development work, if any, and other terms and conditions of licensing.

         10.6 New Versions of Licensed Product. Customer shall include the most current version of the Virage Software (including the most recent Maintenance Release or New Version) in each New Version of the Licensed Product and at least every other Maintenance Release of the Licensed Product. Nothing herein shall be construed as requiring Customer to release a New Version or Maintenance Release of the Licensed Product, but shall require Customer (when it so elects to release a New Version or Maintenance Release of the Licensed Product) to include the then-current version of the Virage Software in such Licensed Product.

11.      OWNERSHIP OF PROPRIETARY RIGHT'S.

         11.1 Virage Software. Customer acknowledges that the Virage Software, including the structure, sequences and-organization of the Virage Software are proprietary to Virage and that Virage retains exclusive ownership of the Virage Software and all proprietary rights associated with them.

         11.2 Customer Software and Database Product. Virage acknowledges that the Customer Software and Database Product, including the structure, sequences and organization of the

Customer Software and Database Product are proprietary to Customer and that Customer retains exclusive ownership of the Customer Software and Database Product and all proprietary rights associated with them.

         11.3 Licensed Product. The parties hereby agree that the Licensed Product is a derivative work of Virage Software and Customer Software. Customer shall own the derivative work constituting the Licensed Product. Customer hereby acknowledges that its rights (including without limitation distribution rights in and to the Licensed Product by virtue of it being a derivative work) are limited to those granted to Customer to the original work of Virage Software.

12.      CONFIDENTIALITY

         12.1 Scope of Confidential Information. The parties acknowledge that each party may acquire information and material that is the other party's confidential, proprietary or trade secret information. As used herein, "Confidential Information" includes, but is not limited to, Customer Software (plus any updates and enhancements thereto delivered by Customer to Virage), Virage Software, Licensed Products and all confidential technical and business information relating to Customer Software, Virage Software, Licensed Products, source code, research and development, production and engineering processes, costs, profit or margin information, customer lists, marketing, production and future business plans. The parties' respective obligations with respect to Confidential Information also extend to any third party's proprietary or confidential information disclosed to such party by the other party in the course of performance of this Agreement.

         12.2 Use of Confidential Information. Each party agrees during the term of this Agreement and for a period of five (5) years thereafter to take all steps reasonably necessary to hold in trust and confidence the other party's Confidential Information. Each party agrees to hold such Confidential Information in strict confidence, not to disclose it to third parties or to use it in any way, commercially or otherwise, other than as otherwise permitted under this Agreement. Each party will limit the disclosure of the Confidential Information to employees or independent contractors with a need to know who: (i) have been advised of the confidential nature thereof; and (ii) have acknowledged the express obligation to maintain such confidentiality.

         12.3 Exceptions. Notwithstanding the other provisions of this Agreement, nothing received by one party (the "receiving party") from the other party (the "disclosing party") will be considered to be Confidential Information if: (i) it has been published or is otherwise readily available to the public other than by a breach of this Agreement; (ii) it has been rightfully received by the receiving party from a third party without confidential limitations;
(iii) it has been independently developed by the receiving party by personnel having no access to the Confidential Information; or (iv) it was known to the receiving party prior to its first receipt from the disclosing party; (v) it is hereafter disclosed by the disclosing party to a third party without restriction on disclosure; or (vi) it is disclosed pursuant to a court order or by operation of law, provided the party making the disclosure has given prior notice to the other party in order that the other party may attempt to obtain a protective order limiting disclosure and use of the information so disclosed.

13.      TERM AND TERMINATION

         13.1 Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period expiring two (2) years after delivery by Virage of the Virage Software described in Exhibits A-1, A-2 A-3 and A-4 unless earlier terminated in accordance with its terms.

         13.2 Material Breach and Termination. In the event of a material breach of this Agreement by a party, the non-breaching party may give a written thirty (30) day notice of termination specifying the breach with reasonable particularity, and this Agreement shall thereupon terminate at the expiration of the thirty (30) days, provided that the breach is not cured within such thirty (30) day period. Notwithstanding the foregoing, if a party shall disclose, publish, display or otherwise make available any Confidential Information to any person or entity in violation of Section 12 hereof, then the non-breaching party may terminate this Agreement by giving written notice of termination to the other party, effective immediately upon its sending without need of intervention of any court or other authority. For purposes of this Agreement, it shall be considered a material breach if a party files or has filed against it a petition in bankruptcy or similar action seeking protection from the courts.

         13.3 Source Code Escrow. Notwithstanding the foregoing, a termination for cause by Customer shall not terminate the Source Code Escrow Agreement set forth in Exhibit F.

         13.4 Return of Materials. Upon any expiration or termination of this Agreement, all rights granted under this Agreement shall immediately terminate, except as set forth in Section 13.6, and all outstanding obligations to pay any amounts to Virage shall immediately become due and payable. Within thirty (30) days after the effective date of termination, all Virage Software and related materials in Customer's or Customer Licensee's possession or control shall be returned to Virage, or upon Virage's written request, destroyed by Customer. Upon Virage's request, Customer shall promptly warrant, in writing to Virage, its return or destruction of such materials. Similarly, Virage shall promptly return or destroy all copies of Customer Software within its possession upon termination and warrant, in writing to Customer its return or destruction of such materials. Following expiration or termination of this Agreement, Virage shall grant to Customer a limited license to use the Virage Software for internal use and to provide Licensed Product maintenance services to Customer's End Users, provided that (a) such license shall be subject to the agreed upon terms and conditions of Virage's then-standard written license agreement for such software, (b) Customer shall enter into and execute such agreement, and
(c) Customer shall pay Virage maintenance fees, if it so elects, in accordance with Virage's then-current price list.

         13.5 End User License Agreements. End Users shall be permitted the continued and uninterrupted use of the Licensed Product for the balance of the term of their End User Agreements provided that and so long as such End Users are not in default of their End User Agreements.

         13.6  Survival of Obligations. Section 1, Section 4, Section 7.3,
Section 7.9, Section 7.10, Section 7.11, Section 9.5, the payment provisions of
Section 10.1, Section 11, Section 12, Section 13, Section 14.1, Section 14.2,
Section 14.6, Section 14.7, Section 15 and Section 17 shall survive any termination or expiration of this Agreement. In addition, in the event of any expiration or termination of this Agreement, Customer shall pay Virage for all development work completed or in-progress as of the effective date of the termination.

14.      WARRANTIES

         14.1 Limited Warranty of Performance. Virage warrants that for the term of this agreement and for one hundred eighty (180) days thereafter (the "Warranty Period") (i) the media on which Virage delivers the Virage Software and documentation to Customer shall be free of defects in material and (ii) that the Virage Software will perform substantially in accordance with the Software Specifications and applicable Documentation. Virage does not warrant that the operation of the Virage Software will be uninterrupted or error-free. This warranty shall not apply to the Virage Software if it has been modified by Customer or any third party. Virage's sole obligation hereunder and Customer's sole and exclusive remedy shall be to replace any such defective media and/or correct Errors within a reasonable time following receipt of written notice from Customer of such Errors during the Warranty Period. Such replacement and/or correction of Errors is to be in accordance with Customer's bug-fixing protocol and problem escalation procedures as set forth on Exhibit E ("Maintenance Support Procedures and Services"). This warranty is made only to Customer and Customer shall be solely responsible for any warranty to, or claims by Customer Licensee or End User customers concerning performance of the Virage Software. As used herein, "Error" shall mean a reproducible defect in the Virage

Software which causes the Virage Software not to function substantially in conformance with the specifications on the applicable Development and Fee Schedule and applicable Documentation

         14.2 Service Warranty. Virage warrants that its technical support and development services will be performed in a professional workmanlike manner conforming to generally accepted industry standards and practices. This warranty shall be valid for ninety days from completion of such services. If Virage is unable to perform the services as warranted, Customer shall be entitled to re-performance of the services free of cost. Re-performance of services shall be Customer's sole remedy in the event of defect.

         14.3 Title Warrant. Virage warrants that it has the full power and authority to grant the rights and licenses granted Customer hereunder with respect to the Virage Software, and neither the license to or use by Customer of the Virage Software as permitted hereunder will in any way constitute an infringement or other violation of any copyright, patent or trade secret right of any third party. Virage further warrants that the Virage Software licensed hereunder shall be free and clear of all liens and encumbrances.

         14.4 Warranty Against Viruses. Virage warrants that to its actual knowledge, the Virage Software does not at the time of shipment contain any computer programming code, programming instructions or set of instructions that is intentionally constructed with the ability to interfere with or otherwise adversely affect Customer's use hereunder or which would damage or destroy data or other property of Customer.

         14.5 Exclusive Warranties. THE FOREGOING WARRANTIES AND REMEDIES SET FORTH IN THIS SECTION 14 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS.

         14.6 Indemnity by Customer. Customer shall be solely responsible for any claims, warranties or representations made by Customer, Customer Licensee or Customer's employees or agents. Customer agrees to indemnity, defend and hold Virage harmless from any third party claim for damages made against Virage with regard to any representation by Customer or a Customer Licensee concerning the quality, performance or other characteristics of the Virage Software inconsistent with the warranties and representations of Virage set forth in this Agreement, provided that (a) Virage shall notify Customer in writing of such a claim; (b) give Customer sole control over the defense or settlement of such claim; (c) Virage shall, to the extent reasonable, cooperate with Customer in the defense or settlement of such claim; and (d) nothing herein shall be construed as limiting or changing Customer's obligation to provide first line support as described in Section 10.2.

         14.7 Indemnity by Customer. Virage shall indemnity Customer and hold it harmless from and against all third party claims, damages, losses and expenses (referred to for convenience as "claims"), including reasonable attorneys' fees, arising out of or resulting from any action against Customer that is based on any third party claim that any Virage Software or services performed under this Agreement, or the results thereof, infringe a U.S. patent, copyright or trade secret of any third party, provided that (i) Customer shall notify Virage in writing of such a claim; (ii) give Virage sole control over the defense or settlement of such claim; and (iii) Customer shall, to the extent reasonable, cooperate with Virage in the defense or settlement of such claim. In addition, if any Virage Software or any part thereof becomes, or in Virage's opinion is likely to become, the subject of a valid claim of infringement or the like under any patent, copyright or trade secret right, Virage shall use reasonable commercial efforts, in the following order, (i) to replace or modify the Virage Software (or applicable portion thereof so that it becomes non-infringing without materially impacting the functionality or performance of such Virage Software; then (ii) to obtain for Customer a license permitting the continued use of the Virage Software (or applicable portion thereof; if neither are obtained, then (iii) refund an amount equal to the license fees paid by Customer for the Virage Software (or component thereof as to which the license is being terminated) and to terminate the license therefor. Virage shall have no liability for any third party claim alleging that the Licensed Product infringes a United States patent, copyright or trade secret, provided that the Virage Software, as a stand alone product, is not the basis for such claim.

15. LIMITATION OF DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOST PROFITS, OR THE CLAIMS OF THIRD PARTIES INCLUDING END USERS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, AND IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DIRECT DAMAGES IN EXCESS OF THE AMOUNT PAID BY CUSTOMER TO VIRAGE HEREUNDER THE LIMITATION OF DAMAGES SET FORTH IN THIS SECTION 15 SHALL NOT APPLY TO DAMAGES SUFFERED BY A PARTY AS A RESULT OF A BREACH BY THE OTHER PARTY OF ANY OF THE FOLLOWING SECTIONS: SECTIONS 7.1 THROUGH 7.6, SECTION 7.8, SECTIONS 7.10 THROUGH 7.12, SECTION 12, SECTION 13.4, SECTION 14.6, SECTION 14.7 or SECTION 17.10.

16. SOURCE CODE ESCROW. The parties shall execute a Source Code Escrow Agreement in the form attached hereto as Exhibit F.

17.      GENERAL PROVISIONS

         17.1 Governing Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to the choice of law provisions thereof. The parties agree that the jurisdiction of any action with respect to this Agreement shall be in a court of competent subject matter jurisdiction located in the defendant's venue; San Mateo County for Virage and the Commonwealth of Massachusetts for Customer. In any action to interpret or enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorneys' fees incurred.

         17.2 Notices. Any notice or reports required or permitted to be given under this Agreement shall be given in writing and may be delivered by any means including personal delivery, telegram, telex, telecopier, facsimile transmission or by certified or registered mail, postage prepaid, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the signatory of this Agreement at the address set forth at the beginning of this Agreement or such other address as either party may specify in writing.

         17.3 Waiver or Delay. Any waiver of any kind or character by either party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing, and shall not operate or be construed as a waiver of any subsequent breach by the other party. No failure of either party to insist upon strict compliance by the other with any obligation or provision hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms of this Agreement. Nor shall either party's delay or omission in exercising any right, power or remedy upon a breach or default by the other party impair any such right, power or remedy. The exercise of any right or remedy provided in this Agreement shall be without prejudice to the right to exercise any other right or remedy provided by law or equity.

         17.4 Excuse of Performance. Neither party shall be liable for any failure to perform, or for delay in the performance of, any obligation hereunder caused by circumstances and events beyond the reasonable control of such party, except that a party's failure to make any payment when due hereunder shall not be so excused.

         17.5 Severability. The provisions of this Agreement are severable and if any one or more such provisions shall be determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions thereof shall not in any way be affected or impaired thereby and shall nevertheless be binding between the parties hereto. Any such invalid, illegal or unenforceable provision or portion thereof shall be changed and interpreted so as to best accomplish the objectives of such provision or portion thereof within the limits of applicable. law or applicable court decisions.

         17.6 Headings. The paragraph headings and captions of this Agreement are included merely for convenience of reference. They are not to be considered part of, or to be used in interpreting this Agreement and in no way limit or affect any of the contents of this Agreement or its provisions.

         17.7 Confidentiality of Agreement. Neither party will disclose any terms or the existence of this Agreement, except pursuant to a mutually agreeable press release or as otherwise required by law. Notwithstanding the foregoing, each party may disclose this Agreement to such party's legal or tax advisors without the other party's consent.

         17.8 Assignment. Neither party shall directly or indirectly sell, transfer, assign, convey, pledge, encumber or otherwise dispose of this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, either party may, without the prior consent of the other, assign or transfer this Agreement as part of a corporate reorganization, consolidation, merger or sale of all or substantially all of its assets.

         17.9 Relationship of the Parties. Nothing contained in this Agreement shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties. The relationship between the parties shall at all times be that of independent contractors. Neither party shall have authority to contract for or bind the other in any manner whatsoever. This agreement confers no rights upon either party except those expressly granted herein.

         17.10 Responsibility. Customer shall enforce the obligations of each Customer Licensee under the agreement described in Section 6.3.c hereof and each End User under the agreement described in Section 6.3.b hereof, and shall promptly report to Virage any breach of such a Customer Licensee or End User agreement that arises out of or relates to the confidentiality of, or Virage's proprietary rights in, its Confidential Information.

         17.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17.12 Entire Agreement; Amendment. There are no understandings, agreements, or representations not specified in this Agreement. This Agreement supersedes all prior agreements, written or oral. This Agreement, including exhibits and attachments, may be modified only by a written amendment executed by the parties.

         This Agreement is executed on be half of each party by its duly authorized representative as of the Effective Date first written above.

VIRAGE:                                     CUSTOMER:

Virage, Inc.                                Object Design, Inc.


By: /s/ Paul G. Lego                        By: /s/ Robert Goldman
   -------------------------------             --------------------------------
Name: Paul G. Lego                          Name: Robert Goldman
     -----------------------------               ------------------------------
(Print or type)                             (Print or type)
Title: CEO                                  Title: President
      ----------------------------                -----------------------------

                                    Exhibit A
                          Development and Fee Schedule

This Exhibit dated as of ______, 199__ is an addendum to that certain Development and Licensing Agreement entered dated ________, 1996 (the "Agreement") by and between Virage, Inc. ("Virage") and __________________ ("Customer") and describes the Virage Software as it will be developed and delivered to Customer along with the applicable fees and payment schedule therefor.

I.       VIRAGE SOFTWARE DELIVERABLES

============================================================================================
Product      Platform      Alpha Target        Beta Target       Production         NRE
                           Delivery Date       Delivery          Target             Prepaid
                                               Date              Delivery Date      Due Date
- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

============================================================================================

II.      VIRAGE SOFTWARE SPECIFICATIONS
         (attached additional documentation, as necessary)


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

III.     DEVELOPMENT AND DELIVERY SCHEDULE

         Deliverable   Format       Version           Target Delivery Date

         ___________   ______       alpha          _____________,199___

         ___________   ______       beta           _____________,199___

IV. CUSTOMER SOFTWARE. In accordance with Section 4 of the Agreement, Customer agrees to provide the following software, materials and documentation ("Customer Software"):


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

V.       FEES AND PAYMENT SCHEDULE

         A. Development Fees. Customer agrees to pay Virage a development fee which shall be based upon (Check Appropriate box):

               / /     a  fixed price for completion of $            to be paid:
                                                         -----------

                       / /   on completion; or

                       / /   per the following milestone schedule:

                       Milestone                     Percent of Total Fee (%)
                       ---------                     ------------------------

                       -------------------           -------------------------
                       -------------------           -------------------------
                       -------------------           -------------------------
                       -------------------           -------------------------

                       TOTAL                                     100%

               / /     a rate per hour of $
                                           ----------------

               / /     other, as follows:
                                          -----------------------------------

         B.    Royalties.  Customer shall pay to Virage royalties equal to:

               / /       percent (    %) of all Net License Fees received by
         Customer from licensing the Virage Software to End Users.

               / /       percent (    %) of all Net License Fees received by
         Customer from licensing the Virage Software to Customer Licensees.

               / / the greater of: (i) _____ percent (___%) of the Net License Fees received by Customer from licensing the Virage Software to any third party; or (ii) a minimum royalty of ______ dollars ($____) per End User of the Virage Software. As used herein, "Net License Fees" means the monetary amount of all consideration received by Customer for licensing the Virage Software. The royalties specified above shall be due and payable no later than thirty (30) days after the end of the calendar quarter in which Customer receives the Net License Fees.

C. Maintenance Fees and Payment Schedule. Customer shall pay to Virage a maintenance fee equal to _______________________. Said maintenance fees shall be due and payable with the Net License Fees in accordance with paragraph V.D. above.

VI.      OWNERSHIP






VII.     OTHER TERMS
         (attached additional documentation, as necessary)

         IN WITNESS WHEREOF, the parties have executed this addendum by their duly authorized representatives as of the date set forth above.

VIRAGE:                                         CUSTOMER:

Virage, Inc.                           Object Design, Inc.

By: ____________________               By: ____________________
Name:___________________               Name:___________________
(Print or type)                        (Print or type)
Title:__________________               Title:__________________

                    Development and Fee Schedule    EXHIBIT A-1

This Exhibit dated as of March 19, 1996 is an addendum to that certain Development and Licensing Agreement entered dated March 19, 1996 (the "Agreement") by and between Virage, Inc. ("Virage") and Object Design, Inc. ("Customer") and describes the Virage Software as it will be developed and delivered to Customer along with the applicable fees and payment schedule therefor.

I.       VIRAGE SOFTWARE DELIVERABLES

==================================================================================================================
Product              Platform            Beta Target                 Production                   NRE Prepaid Due
                                         Delivery Date               Target Delivery              Date
                                                                     Date
- ------------------------------------------------------------------------------------------------------------------
VIR Image            NT                  Done                        Upon Contract                ***  NRE
Engine                                                               Signing                      ***  prepaid
                                                                                                  royalty due(1)
- ------------------------------------------------------------------------------------------------------------------
VIR                  SGI
Image                                    April 5, 1996               May 3, 1996                  N/A
Engine
- ------------------------------------------------------------------------------------------------------------------
VIR                  Solaris
Image                                    Done                        Upon Contract                N/A
Engine                                                               Signing
- ------------------------------------------------------------------------------------------------------------------
VIR                  HP/UX
Image                                    April 30, 1996              May 24, 1996                 N/A
Engine
==================================================================================================================

II.      VIRAGE SOFTWARE SPECIFICATIONS
         (attached additional documentation, as necessary)

         See VIR Image Engine API version 1.1 attached.

III.     DEVELOPMENT AND DELIVERY SCHEDULE

         See I above.
IV. CUSTOMER SOFTWARE. In accordance with Section 4 of the Agreement, Customer agrees to provide the following software, materials and documentation ("Customer Software"):


         -----------------------------------------------------------------------



- ------------------------
         (1)  100%


         *** [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission.]


                                     A-1(1)

         IN WITNESS WHEREOF, the parties have executed this addendum by their duly authorized representatives as of the date set forth above.

VIRAGE:                                     CUSTOMER:

Virage, Inc.                                Object Design, Inc.

By: /s/ Paul G. Lego                        By: /s/ Robert Goldman
   -------------------------------             --------------------------------
Name: Paul G. Lego                          Name: Robert Goldman
     -----------------------------               ------------------------------
(Print or type)                             (Print or type)
Title: CEO                                  Title: President
      ----------------------------                -----------------------------



                                     A-1(2)

                                                                EXHIBIT A-2

                          Development and Fee Schedule

This Exhibit dated as of March 19, 1996 is an addendum to that certain Development and Licensing Agreement entered dated March 19, 1996 (the "Agreement") by and between Virage, Inc. ("Virage") and Object Design, Inc. ("Customer") and describes the Virage Software as it will be developed and delivered to Customer along with the applicable fees and payment schedule therefor.

I.       VIRAGE SOFTWARE DELIVERABLES

====================================================================================================================
Product                   Platform             Beta Target                    Production                 NRE
                                               Delivery Date                  Target Delivery            Prepaid
                                                                              Date                       Due Date
- --------------------------------------------------------------------------------------------------------------------
Image                     NT                   Done                           Upon Contract              ____, 199_
Read/Write                                                                    Signing
- --------------------------------------------------------------------------------------------------------------------
Image                     SGI                  April 5, 1996                  May 3, 1996                ____, 199_
Read/Write
- --------------------------------------------------------------------------------------------------------------------
Image                     Solaris              Done                           Upon Contract              _____, 199_
Read/Write                                                                    Signing
- --------------------------------------------------------------------------------------------------------------------
Image                     HP/UX                April 30, 1996                 May 24, 1996               _____, 199_
Read/Write

====================================================================================================================

II. VIRAGE SOFTWARE SPECIFICATIONS
    (attached additional documentation, as necessary)

         See Virage Image Read/Write Library IRW 1.0.

III.     DEVELOPMENT AND DELIVERY SCHEDULE

         See I above.

IV. CUSTOMER SOFTWARE. In accordance with Section 4 of the Agreement, Customer agrees to provide the following software, materials and documentation ("Customer Software"):
                      ---------------

- -----------------------------------------------------------



                                     A-2(1)

         IN WITNESS WHEREOF, the parties have executed this addendum by their duly authorized representatives as of the date set forth above.

VIRAGE:                                     CUSTOMER:

Virage, Inc.                                Object Design, Inc.

By: /s/ Paul G. Lego                        By: /s/ Robert Goldman
   -------------------------------             --------------------------------
Name: Paul G. Lego                          Name: Robert Goldman
     -----------------------------               ------------------------------
(Print or type)                             (Print or type)
Title: CEO                                  Title: President
      ----------------------------                -----------------------------



                                     A-2(2)

                          Development and Fee Schedule

This Exhibit dated as of March 19, 1996 is an addendum to that certain Development and Licensing Agreement entered dated March 19, 1996 (the "Agreement") by and between Virage, Inc. ("Virage") and Object Design, Inc. ("Customer") and describes the Virage Software as it will be developed and delivered to Customer along with the applicable fees and payment schedule therefor.

I.       VIRAGE SOFTWARE DELIVERABLES

===================================================================================================================
Product                   Platform                  Beta Target               Production                NRE Prepaid
                                                    Delivery Date             Target Delivery           Due Date
                                                                              Date
- -------------------------------------------------------------------------------------------------------------------
Web Demo                  NT                        N/A                       Five Weeks                ____, 199_
                                                                              after receipt of
                                                                              ODI API AND
                                                                              multi-media
                                                                              type library
- -------------------------------------------------------------------------------------------------------------------
Web Demo                  SGI                       N/A                       Five Weeks                ____, 199_
                                                                              after receipt of
                                                                              ODI API and
                                                                              multi-media
                                                                              type library
- -------------------------------------------------------------------------------------------------------------------
Web Demo                  Solaris                   N/A                       Five Weeks                ____, 199_
                                                                              after receipt of
                                                                              ODI API AND
                                                                              multi-media
                                                                              type library
- -------------------------------------------------------------------------------------------------------------------
Web Demo                  HP/UX                     N/A                       _____, 1996               _____, 199_
===================================================================================================================

II.      VIRAGE SOFTWARE SPECIFICATIONS
         (attached additional documentation, as necessary)

         No specifications will be delivered. The Web Demo Software will meet the specifications of the software program as delivered.

III.     DEVELOPMENT AND DELIVERY SCHEDULE

         See I above.



                                     A-3(1)

IV. CUSTOMER SOFTWARE. In accordance with section 4 of the Agreement, Customer agrees to provide the following software, materials and documentation ("Customer* Software"): ODI API and Multimedia Library


                                     A-3(2)

         IN WITNESS WHEREOF, the parties have executed this addendum by their duly authorized representatives as of the date set forth above.

VIRAGE:                                     CUSTOMER:

Virage, Inc.                                Object Design, Inc.

By: /s/ Paul G. Lego                        By: /s/ Robert Goldman
   -------------------------------             --------------------------------
Name: Paul G. Lego                          Name: Robert Goldman
     -----------------------------               ------------------------------
(Print or type)                             (Print or type)
Title: CEO                                  Title: President
      ----------------------------                -----------------------------



                                     A-3(3)

                                   EXHIBIT A-4

                          Development and Fee Schedule

This Exhibit dated as of March 19, 1996 is an addendum to that certain Development and Licensing Agreement entered dated March 19, 1996 (the "Agreement") by and between Virage, Inc. ("Virage") and Object Design**, Inc. ("Customer") and describes* the Virage Software as it will be developed and delivered to Customer along with the applicable fees and payment schedule therefor.

I.       VIRAGE SOFTWARE DELIVERABLES

===================================================================================================================
Product                   Platform                  Beta Target               Production                NRE Prepaid
                                                    Delivery Date             Target Delivery           Due Date
                                                                              Date
- -------------------------------------------------------------------------------------------------------------------
Pinpoint Image            NT                        N/A                       Upon Contract             ____, 199_
Browser                                                                       Signing
- -------------------------------------------------------------------------------------------------------------------
Pinpoint Image            SGI                       N/A                       Upon Contract             ____, 199_
Browser                                                                       Signing
- -------------------------------------------------------------------------------------------------------------------
Pinpoint Image            Solaris                   N/A                       April 5, 1996             _____, 199_
Browser
- -------------------------------------------------------------------------------------------------------------------
Pinpoint Image            HP/UX                     N/A                       N/A                       N/A
Browser
===================================================================================================================

II.      VIRAGE SOFTWARE SPECIFICATIONS
         (attached additional documentation, as necessary)

         See Pinpoint User documentation attached.

III.     DEVELOPMENT AND DELIVERY SCHEDULE

         See I above.

IV. CUSTOMER SOFTWARE. In accordance with Section 4 of the Agreement, Customer agrees to provide the following software, materials and documentation ("Customer Software"):* [database and interface]





                                     A-4(1)

         IN WITNESS WHEREOF, the parties have executed this addendum by their duly authorized representatives as of the date set forth above.

VIRAGE:                                     CUSTOMER:

Virage, Inc.                                Object Design, Inc.

By: /s/ Paul G. Lego                        By: /s/ Robert Goldman
   -------------------------------             --------------------------------
Name: Paul G. Lego                          Name: Robert Goldman
     -----------------------------               ------------------------------
(Print or type)                             (Print or type)
Title: CEO                                  Title: President
      ----------------------------                -----------------------------





                                     A-4(2)

                                    EXHIBIT B
                  MINIMUM TERMS OF END-USER LICENSE AGREEMENTS

         (1) Licensor grants End User a nonexclusive sublicense to use the Virage Software on the servers or work stations not to exceed the number of users authorized by this sublicense. Except as specified in a sublicense, this Agreement does "not*" grant End User any right (whether by license, ownership or otherwise) in uar to intellectual property with respect to the Virage Software.

         (2) End User agrees not to alter, reverse engineer or disassemble the Virage Software. Except as permitted by law, End User shall not copy the Virage Software; End User agrees that any permissible copies of the Virage Software shall contain the same proprietary notices which appear on and in the Virage Software.

         (3) End User may assign its rights under this Agreement to a licensee of all of End User's right and interest to such Virage Software provided the End User transfers all copies of such Virage Software and agrees to be bound by all of the terms and conditions of this Agreement.

         (4) End User will not export or re-export the Virage Software without the appropriate United States or foreign licenses.

         (5) Title to and ownership for the Virage Software and documentation and any reproductions thereof shall remain with Virage.

                                    EXHIBIT C
                                     ROYALTY

1.       Minimum Per Concurrent User Royalty (except "outside-the-firewall"):

                  Virage Image Engine                      ***
                  Image Read/Write                         ***

2. Web Application Minimum Per Machine Royalty for "Outside-the-firewall" internet usage:

============================================================================================================
Machine Class                   "Image OM Lite"                "Image OM"               Class of Machine

- ------------------------------------------------------------------------------------------------------------
A                               ***                            ***                      A=Intel-based
                                                                                        single CPU

- ------------------------------------------------------------------------------------------------------------
B                               ***                            ***                      B=Unix-based
                                                                                        single CPU
- ------------------------------------------------------------------------------------------------------------
C                               ***                            ***                      C=(less than) 8 CPUs
- ------------------------------------------------------------------------------------------------------------
D                               ***                            ***                      D=8+CPUs
============================================================================================================

* As used herein, "per machine" shall mean the single system (not networked) more particularly described in the column entitled "Class of Machine Definitions".

**       As used herein, "outside-the-firewall" shall mean any use of the machine other than strictly internal use which duplicates the function of an ethernet or Novell network or similar closed-system, internal networks.

3.       ODI Suggested List Price.

============================================================================================================
Machine Class                   "Image OM Lite"                "Image OM"               Class of Machine
                                                                                        Definitions
- ------------------------------------------------------------------------------------------------------------
A                               ***                            ***                      A=Intel-based
- ------------------------------------------------------------------------------------------------------------
B                               ***                            ***                      B=Unix-based
                                                                                        single CPU
- ------------------------------------------------------------------------------------------------------------
C                               ***                            ***                      C=(less than) 8 CPUs
- ------------------------------------------------------------------------------------------------------------
D                               ***                            ***                      D=8+CPUs
============================================================================================================

- ----------------

   *** [Confidential treatment requested pursuant to Rule 406. Omitted material filed separately with the Securities and Exchange Commission.]

                                    EXHIBIT D
                          VIRAGE TRADEMARKS AND NOTICES


During the term of this Agreement, Customer shall prominently incorporate and display the Virage trademarks and notices set forth below on all copies of Licensed Products distributed to End Users in the manner set forth in this Exhibit D.


I. Trademarks. Customer shall incorporate the following Virage trademarks on the splash screen, documentation, packaging (where it reasonably fits) and advertising on all Licensed Products and advertising materials: the Virage logo and trademark delivered to Customer in electronic form within seven days of execution of the Agreement. Customer agrees to use the appropriate trademark symbol (either (TM) or (R) in a superscript following the Virage Software name) and clearly indicate Virage's ownership of the trademark whenever the Virage Software name is mentioned.


II. Copyright and Other Notices. Customer shall incorporate the following Virage notice(s) on the splash screen and documentation on all Licensed Products: the notices in the form delivered to Customer in electronic form within seven days of execution of the Agreement.

                                    EXHIBIT E
                   MAINTENANCE SUPPORT PROCEDURES AND SERVICES

1.       DEFINITION

         1.1 "Support Period" means the period of time when maintenance services are made available, which period shall begin on the beta Virage Software delivery date and shall continue for the duration of the applicable Virage Software warranty period and for so long as Customer elects maintenance pursuant to Section 10 of this Agreement, pays Virage the maintenance fees according to Exhibit A.

         1.2 "First Level Support" means receiving and recording the customer call, and making all reasonable attempts in solving the customer's problem by Customer.

         1.3 "Second Level Support" means identification of an isolated problem in Virage Software that Customer personnel cannot fix that was subsequently referred to Virage, which will make all reasonable attempts to correct the problem within the applicable response time frame.

         1.4 "Maintenance Fees" shall mean the fees paid to Virage by Customer as set forth on Exhibit A of this Agreement.

2.        SERVICES

         2.1 Virage support services shall be available to Customer from Monday-Friday 8 a.m. - 5 p.m. Pacific time, except on Virage holidays. Virage shall publish its holiday schedule and furnish it to Customer on a yearly basis.

         2.2 Virage shall make available to Customer on a 24 hour per day, 365 day per year basis, a means (e.g., by electronic mail, voice mail or fax) for Customer to report errors, defects and problems associated with Virage Software to Virage.

         2.3 Customer and Virage agree to the following classification, prioritization and response procedure for errors, defects and problems associated with Virage Software:

                                              Response Time*


                                           1st Level          2nd Level Support       Final Level
Class             Type                      Support                     -------
- -----             ----                      -------

  X         Fatal; no useful              1 day              continuous effort**      10 days
            work can be done

  A         Major functions               2 days             10 days                  30 days
            disabled

  B         degraded                      3 days             sooner of next release    Next
            operation; only                                  90 days                   release
            certain non-
            essential functions
            disabled

  C         Minimal impact;               5 days             next release              Next
            miscellaneous                                                              release


* In business days except for Class X problems.
** Seven (7) days per week inclusive of holidays.

         2.4 Virage's remedies for each error classification at each level specified above shall be:

                    A. First Level. Acknowledgment of receipt of error report with written confirmation delivered to Customer or oral/electronic assignment of error log number.

                    B. Second Level. Temporary fix in the form of a tape or other removable media as maybe agreed to in writing. Earlier interim patch or work around if possible, which can be communicated to Customer in written or oral form such that Customer can build fix tape. However, if Customer requests such a tape, Virage shall deliver tape and any documentation via overnight mail.

                    C. Final Level. Official fix, update or major release with updated documentation and complete description of fixes or changes made to Virage Software since previous release. Virage shall test and measure the performance on the finally corrected Virage Software such that the corrected Virage Software repeatedly meets the functional specifications according to Exhibit A. Customer shall be a beta site for such fixes or new releases, and will work with Virage to ensure that such fixes or new releases conform to the acceptance criteria in Exhibit A and are of sufficient quality to warrant general release to customers.

         2.5 Virage will provide Customer with copies of all software notices or other relevant support notices promptly, at the same time that Virage provides such notices to its other customers. Such notices shall include items such as errors, defects and problems reported from all customers in the previous reporting period, and the solutions provided by Virage. The minimum reporting period is every three (3) MONTHS.

         2.6 Upon Customer's request, Virage shall submit in writing Virage's proposed enhancement plan for Virage Software for the following year.

                                    EXHIBIT F
                          SOURCE CODE ESCROW AGREEMENT

                                    EXHIBIT F
                          SOURCE CODE ESCROW AGREEMENT

         THIS AGREEMENT ("Escrow Agreement") is executed as of this day of
       March 19, 1996 by and among Virage, Inc., with an office at
                      , a California corporation ("Virage"), Object Design,
       Incorporated, with an office at                  corporation ("Licensee")
       and                                          with an office at
                                    ("Escrow Agent"), as Escrow Agent.


                                    RECITALS

         A. Virage and Licensee have entered into an Object Design Licensing Agreement (the "Agreement") pursuant to which Virage has licensed to Licensee the right to reproduce and distribute the specified software and related materials for a certain period of time.

         B. The Agreement requires Virage and Licensee to enter into an Escrow Agreement with an escrow agent chosen by Virage which provides for Virage's deposit of the source code for the Virage Software. The Agreement provides that, under circumstances to be specified in this Escrow Agreement, Licensee may obtain the escrowed source code from the Escrow Agent.

         C. Escrow Agent is in the business of providing third party software escrow protection by storing, retaining and allowing limited access to proprietary computer software, related media and materials; and

         D. All capitalized terms used herein have the same meaning as in the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1.    DEPOSIT OF DOCUMENTATION.

               (a) Virage agrees to deposit with Escrow Agent a complete copy of the source code for the Virage Software within ninety (90) days after acceptance of the Virage Software in accordance with Section 1 ("Software Development and Delivery") of the Agreement. Such deposit shall consist of a sealed package certified by an authorized officer of Virage to contain a complete set of the Source Code.

               (b) The term "Deposit" as used in this Escrow Agreement means the source code deposited with Escrow Agent by Virage pursuant to this Escrow Agreement.

         2.    ADDITIONAL DEVELOPMENT.

                  (a) Virage agrees to deposit with Escrow Agent a copy of the source code for all Virage Software developed under and to which Licensee is entitled under Section 1.1 ("Development"), within thirty (30) days after said development is complete and accepted under Section 2 ("Acceptance"). Such software shall be deposited in a sealed package certified by an authorized officer of Virage to contain a complete Enhancement.

                  (b) Escrow Agent shall acknowledge receipt of all additions to the Source Code by sending written acknowledgment thereof to both Virage and Licensee.

         3.       STORAGE AND SECURITY.

                  (a) Escrow Agent shall act as custodian of the Deposit until the escrow is terminated pursuant to Section 10 ("Termination") of this Escrow Agreement. Escrow Agent shall establish, under its control, a secure receptacle for the purpose of storing the Deposit.

                  (b) The Deposit shall remain the exclusive property of Virage, subject only to the licenses provided in this Escrow Agreement.

                  (c) Escrow Agent shall not divulge, disclose or otherwise make available the Deposit to any parties other than those persons duly authorized in writing by a competent officer of Virage, except as provided in this Escrow Agreement.

                  (d) Escrow Agent shall not permit any person access to the Deposit except as may be necessary for Escrow Agent's authorized representatives to perform under this Escrow Agreement.

                  (e) Access to the Deposit shall not be granted without compliance with all security and identification procedures instituted by Escrow Agent.

                  (f) Escrow Agent shall have no obligation or responsibility to verify or determine that the Deposit does, in fact, consist of those items which Virage is obligated to deliver, under any agreement, and Escrow Agent shall bear no responsibility whatsoever to determine the existence, relevance, completeness, currency, or accuracy of the Deposit.

                  (g) Escrow Agent's sole responsibility shall be to accept, store and deliver the Deposit, in accordance with the terms and conditions of this Escrow Agreement.

                  (h) If any of the Deposit shall be attached, garnished or levied upon pursuant to an order of court, or the delivery thereof shall be stayed or enjoined by an order of court, or any other order, judgment or decree shall be made or entered by any court affecting the Deposit or any part thereof, Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments or decrees so entered or issued by any court, without the necessity of inquiring whether such court had jurisdiction, and in case Escrow Agent obeys or complies with any such order, judgment or decree, Escrow Agent shall not be liable to Virage or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

         4.    RELEASE.

               (a) The occurrence of any of the following shall constitute a "Release Event" for purposes of this Escrow Agreement:

                    (i) Virage applies for or consents to the appointment of a trustee, receiver or other custodian for Virage, or makes a general assignment for the benefit of its creditors;

                    (ii) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings commenced by or against Virage, and if such case or proceeding is not commenced by Virage, it is acquiesced in or remains undismissed for sixty (60) days;

                    (iii) Any receiver is appointed to manage the affairs of Virage if Virage ceases to conduct its business as a going concern;

                    (iv)  assignment for the benefit of creditors; or

                    (v) Virage ceases to make maintenance of any version of the Virage Software commercially available.

               (b) Release. Upon receipt of notice from both parties of the occurrence of a Release Event as described above, the Escrow Agent shall, on or before the expiration of ten (10) days after receipt of such written notice shall deliver to Licensee the Deposit, or such portion of the Source Code more particularly described in the notice.

               (c) Arbitration. In the event a dispute arises between Virage and Customer regarding the terms and conditions of this Escrow Agreement, including, without limitation, this Section 4, either Virage or Customer may submit the dispute to arbitration and the dispute shall be arbitrated in accordance with the rules of the American Arbitration Association. The arbitrator shall be selected as follows: each party shall select a single, neutral person knowledgeable in the computer industry; and the two persons so selected shall select a third neutral person knowledgeable in the computer industry. The third so selected by the two so appointed shall be the arbitrator hereunder. The arbitrator shall provide the parties with a detailed written statement of reasons for its decision. The arbitrator shall have no authority to award monetary damages, including, without limitation, compensatory, consequential, incidental or punitive damages.

         5. BANKRUPTCY. Virage and Licensee acknowledge that this Escrow Agreement is an "agreement supplementary to" the Agreement as provided in
Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). Virage acknowledges that if Virage as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code rejects the Agreement or this Escrow Agreement, Licensee may elect to retain its rights under the Agreement and this Escrow Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of the Licensee to Virage or the Bankruptcy Trustee, Virage or such Bankruptcy Trustee shall not interfere with the rights of Licensee as provided in the Agreement and this Escrow Agreement, including the right to obtain the Deposit from Escrow Agent.

         6. INDEMNIFICATION. Virage and Licensee jointly and severally agree to defend and indemnity Escrow Agent and to hold Escrow Agent harmless from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and any other expense of any other nature, including, without limitation, settlement costs incurred by Escrow Agent on account of any act or omission of Escrow Agent, in respect of or with regard to this Escrow Agreement, except insofar as such liabilities arise by reason of Escrow Agent's gross negligence or willful misconduct.

         7. LICENSE GRANT FOR USE OF SOURCE CODE; CONFIDENTIALITY; LIABILITY FOR DISCLOSURE.

               (a) If, and only if, any or all of the Source Code is released to Licensee pursuant to Section 4(b) ("Release") of this Escrow Agreement, Virage hereby grants Licensee the right to use such Source Code solely for internal use for the purpose of providing maintenance and support of Licensed Products.

               (b) Licensee acknowledges and agrees that use of the Source Code is furnished to Licensee on a confidential and secret basis for the sole and exclusive use of Licensee, and not for sale, sublicense or disclosure to third parties. In the event that Licensee obtains the Source Code pursuant to the terms hereof, Licensee agrees that it will not (i) publish, disclose or otherwise divulge the Source Code to any person, except officers, employees and-independent contractors (who are natural persons) of Licensee who have entered into non-disclosure agreements and need access to the Source Code to perform their duties, at any time, during the term of this Escrow Agreement, nor
(ii) permit its officers, employees or independent contractors (who are natural persons) to so divulge any Source Code, without the prior written consent of an officer of Virage. In addition, Licensee agrees to provide each such employee or independent contractor with formal written notification ("Formal Notification") that the Source Code is highly proprietary and owned by Virage. In addition, Licensee shall direct such employees and independent contractors, in such Formal Notification, as to the standard of care and process for maintaining confidentiality of the Source Code. Licensee further agrees that any such employee or independent contractor shall sign as confirmation that he or she has understood the Formal Notification provided. Licensee may make one (1) machine-readable copy of the Source Code solely for backup and archival purposes. Licensee agrees to reproduce and include all copyright and other proprietary notices appearing, in or on any and all Source Code provided to Licensee by Virage on any copy made by Licensee.

               (c) Licensee agrees to take all necessary steps to prevent unauthorized disclosure of the Source Code, including but not limited to the following:

                    (i) The building in which Licensee uses the Source Code shall have restricted access twenty-four (24) hours a day;

                    (ii) The Source Code shall be used only in a location within such building to which access is further restricted to persons authorized to use the Source Code;

                    (iii) Licensee shall prevent telephone or other remote access to the Source Code from other locations;

                    (iv) The Source Code shall be installed only on a single computer system which is password protected, and all Source Code files will be password protected.

               (d) The waiver of consequential damages described in Section 8 ("Limitation of Liability") of the Agreement shall not apply to this Escrow Agreement.

               (e) The obligations of this Section 7 ("License Grant for Use of Source; Confidentiality; Liability for Disclosure") hereof shall survive any termination or expiration of this Escrow Agreement.

         8. RECORDS. Escrow Agent agrees to keep complete written records of the activities undertaken and materials prepared and delivered to Escrow Agent pursuant to this Escrow Agreement. Virage and Licensee shall be entitled at reasonable times during normal business hours and upon reasonable notice to Escrow Agent during the term of this Escrow Agreement to inspect the records of Escrow Agent with respect to the Source Code. Virage shall be entitled upon reasonable notice to Escrow Agent and during normal business hours to inspect the facilities of Escrow Agent with respect to the physical status and condition of the Source Code.

         9.    TERMINATION.

               (a) This Escrow Agreement shall terminate upon termination of the Agreement. Upon such termination, except for termination as a result of rejection of the Agreement in a bankruptcy case of Virage, Escrow Agent shall return the Deposit to Virage after the payment of all costs, fees and expenses due Escrow Agent.

               (b) Licensee and Virage may terminate this Escrow Agreement by mutual written agreement, upon sixty (60) days written notice to Escrow Agent.

               (c) Escrow Agent reserves the right to resign as Escrow Agent upon sixty (60) days prior written notice to Virage and Licensee. Upon resignation, Escrow Agent shall return the Deposit to Virage only after having received payment of its fees and costs pursuant to Section 12 ("Fees") of this Escrow Agreement.

               (d) In the event that the sixty (60) day notice period in Section 10(c) elapses without Escrow Agent having received payment from either Virage or Licensee of the remaining fees due, Escrow Agent shall then have the option, without further notice to either party, to terminate the Escrow Agreement and to destroy the DEPOSIT.

         10. GOOD FAITH RELIANCE. Escrow Agent may rely and act upon any instruction, instrument, or signature believed in good faith to be genuine, and may assume that any person purporting to give any writing, notice, respect, advice, or instruction in connection with or relating to this Escrow Agreement has been duly authorized to do so.

         11.   FEES.

               (a) In consideration of performing its functions as Escrow Agent, Escrow Agent shall be compensated by Licensee as set forth in Schedule 1 ("Fee Schedule"). The fees set forth in Schedule I ("Fee Schedule") will be billed periodically by Escrow Agent to Licensee.

               (b) The fees set forth in Schedule 1 ("Fee Schedule") are for Escrow Agent's ordinary services as Escrow Agent. In the event Escrow Agent is required to perform any additional or extraordinary services as a result of being Escrow Agent, including intervention in any litigation or proceeding, Escrow Agent shall receive reasonable compensation for such services and be reimbursed for such costs incurred, including reasonable attorney's fees.

               (c) Escrow Agent shall be entitled to receive payment of all costs, fees and expenses due it, prior to release of the Deposit.

         12. ENTIRE AGREEMENT. This Escrow Agreement, including the Schedules hereto, constitutes the entire agreement among the parties regarding the subject matter hereof, and shall supersede all previous and contemporaneous communications, representations, understandings and agreement, either oral or written between the parties. This Escrow Agreement is intended to be and shall be treated as an agreement separate and distinct from the Agreement, the parties acknowledging that Virage has no substantial performance obligation hereunder to LICENSEE.

         13. NOTICE. All notices required or permitted by this Escrow Agreement shall be sufficiently served by mailing the same by certified or registered mail, return receipt requested, to the parties at their respective addresses, as follows:


               (a) Escrow Agent:

                   ----------
                   ----------
                   ----------

               (b) Virage, Inc.:

                   ----------
                   ----------
                   ----------

               (c) Object Design Incorporated

                   ----------
                   ----------
                   ----------



         14. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         15. GOVERNING LAW. This Escrow Agreement shall be governed by and construed according to the laws of the State of Delaware.

         16. SEVERABILITY. In the event any of the provisions of this Escrow Agreement shall be held by a court of competent jurisdiction to be contrary to any state or federal law, the remaining provisions of this Escrow Agreement will remain in full force and effect.

         17. HEADINGS. The section headings in tills Escrow Agreement do not form a part of it, but are for convenience only and shall not limit or affect the meaning of the provisions.

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement on the date first above written.

VIRAGE:                                     ESCROW AGENT

Virage, Inc.                            __________________



By: /s/ Paul G. Lego                 By:
   ------------------------             ---------------------

Name: Paul G. Lego                   Name:
     ----------------------               -------------------

Title: CEO                           Title:
      ---------------------                ------------------


LICENSEE:

Object Design Incorporated

By: /s/ Robert Goldman
   ------------------------

Name: Robert Goldman
     ----------------------

Title: President
      ---------------------